UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2015

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2015, Autobytel Inc., a Delaware corporation (“Autobytel” or the “Company”), announced in a press release its financial results for the quarter ended June 30, 2015.  A copy of Autobytel’s press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the press release, Autobytel held a telephone conference call that was webcast on August 6, 2015.  Presentation slides referenced during the conference call were available on Autobytel’s website for viewing by call participants.  A transcript of that call together with presentation slides referenced during the conference call are attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

The attached transcript and presentation slides contain information that includes the following non-GAAP financial measures as defined in Regulation G adopted by the Securities and Exchange Commission:  “Non-GAAP Income” and “Non-GAAP EPS.”  The Company defines (i) Non-GAAP Income as GAAP net income before amortization of acquired intangibles, non-cash stock-based compensation, acquisition costs, severance costs, litigation settlements and income taxes; and (ii) Non-GAAP EPS as Non-GAAP Income divided by weighted average diluted shares outstanding.  The Company believes that presenting Non-GAAP Income and Non-GAAP EPS provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and are better metrics for monitoring the Company’s performance given the Company’s net operating loss (NOL) tax credits and recent acquisitions.  These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures.  Management strongly encourages investors to review the Company’s consolidated financial statements in their entirety and to not rely on any single financial measure.  A table providing a reconciliation of Non-GAAP Income and Non-GAAP EPS is included with the press release and the presentation slides filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The attached press release, transcript and presentation slides are incorporated herein solely for purposes of this Item 2.02 disclosure.  The information furnished pursuant to this Item 2.02, including the exhibits attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language of such filing.  In addition, the press release, transcript and presentation slides furnished as exhibits to this report include “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, stating that certain statements about Autobytel’s business contained in the press release, transcript and presentation slides are “forward-looking” rather than “historic.”

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated August 6, 2015

99.2	Transcript of Conference Call by Autobytel Inc. dated August 6, 2015 and Call Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 10, 2015
Autobytel Inc.
By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.                         Description of Document

99.1	Press Release dated August 6, 2015

99.2	Transcript of Conference Call by Autobytel Inc. dated August 6, 2015 and Call Presentation Slides